                                  OFFICE LEASE

       THIS LEASE, made as of the 24 day of December, 1986, between Office City, Inc., 209 East State Street, Columbus, Ohio 43215, an Ohio corporation hereinafter called the Landlord, and World Financial Network, Inc., a Delaware corporation, whose address is in care of The Limited, Inc., P.0. Box 16000, 2 Limited Parkway, Columbus, Ohio 43216, hereinafter called the Tenant,

                                   WITNESSETH:

       1. GRANT. Landlord's obligations hereunder are contingent upon its obtaining both a cancellation of the existing lease for the premises with F.W. Woolworth Co. and the approval of Equitable Life Insurance Co., the mortgagee of the premises, to a termination of the existing Lease and substitution of the within Lease as substituted collateral security for the mortgage loan. Subject to Landlord's satisfying the foregoing contingencies, Landlord hereby leases to the Tenant, and the Tenant hereby hires and rents from the Landlord the following described building at 4590 East Broad Street, Columbus, Ohio 43218, and being more particularly described as follows:

              BEING the building formerly occupied by Woolco, containing approximately 103,161 square feet, more or less, on the first floor of said building, plus mezzanine (as outlined in red on Exhibit A), together with a non-exclusive right to use the "Common Areas" of Landlord's shopping center known as "Airport Commerce Park" in which the building is located, hereinafter referred to as "premises".

       As used herein, "Common Areas" include the parking areas, driveways, service driveways, service areas, sidewalks, any landscaped areas, shopping center sign, and parking lot lighting poles and light fixtures of the shopping center which are collectively referred to as Common Areas.

       Landlord shall maintain the Common Areas which shall remain under Landlord's control and be subject to rearrangement, enlargement or diminution and to such reasonable rules and regulations as are prescribed by Landlord from time to time. Tenant, and any employees or agents, shall not fence, block, allow property to remain in or upon or otherwise obstruct the Common Areas.

       Landlord agrees that at all times during the term of this Lease, roadways and passageways shall be provided for the passage of Tenant's customers by motor vehicle and on foot between the premises, parking areas, and the public streets, and highways adjoining the shopping center.

       Landlord has previously constructed paved, black-topped parking areas with painted lines as shown on Exhibit A, sized to accommodate a minimum of 5 standard sized U.S. automobiles for each 1,000 square feet of gross leasable area within the shopping center which Landlord shall maintain in good condition.

       2. USE. The Tenant agrees to use the premises solely for its office and administrative purposes and related uses, and for no other purpose without Landlord's prior written consent.

       3. TERM. The term of this Lease is one (1) year beginning on the 1st day of February, 1987, and ending on the last day of January, 1988, unless terminated earlier, as hereinafter provided, or extended, at the option of Tenant, for three 1-year renewal periods, as permitted by Section 9, infra.

       4. RENT AND CHARGES. As used herein, "Lease Year" shall mean the first 12 months of the term hereof and each successive 12 month period thereafter. Rent shall commence ninety (90) days after the date Landlord delivers possession of the premises to the Tenant with all Landlord's work completed*

       Without deduction or demand, Tenant will pay Landlord at 209 East State Street, Columbus, Ohio 43215, or to such

* or the date Tenant substantially completes Tenant's work and improvements in the premises, whichever date is earlier.

other person or at such other place as the Landlord may designate in writing:

       A. Rent: Tenant shall pay Landlord as rent the sum of Three Hundred Nine Thousand Four Hundred Eighty Three and no/100 Dollars ($309,483.00) per annum which shall be paid in equal monthly installments, in advance on the first day of each and every month, in the amount of Twenty Five Thousand Seven Hundred Ninety and 25/100 Dollars ($25,790.25) each.

       B. Tenant's Share of Costs and Expenses: Tenant's share of the applicable Common Area Charge, insurance and real estate taxes and assessments shall be determined by multiplying the charges, costs or expenses by a fraction, the numerator of which is the number of square feet in the premises and the denominator of which is the total square feet of gross leasable storeroom area in the shopping center (being the area outlined in green on Exhibit A), but excluding free-standing, single use buildings the tenants of which maintain the buildings and pay the real estate taxes attributable thereto. Unless otherwise stated herein, the calendar year shall be the period of time for which the applicable costs and expenses shall be determined. If the Commencement Date or date of termination is other than on the first or last day of the year, then the Tenant's share for such first or last day of the year shall be apportioned and adjusted based on the number of days of the term which fall within that calendar year.

       C. Common Area Charge: Throughout the term of this Lease, Tenant shall pay to Landlord, as a "Common Area Charge", Tenant's share of all costs and expenses of every kind and nature paid or incurred by Landlord in (a) operating, maintaining, refurbishing, replacing, improving, repairing and lighting the Common Areas located in the shopping center which are available for use in common by occupants of the shopping center and/or their customers and invitees,
(b) operating, maintaining, refurbishing, repairing, replacing (the yearly depreciation for any replacement costs shall be chargeable to tenants), improving and lighting the service areas, garbage and refuse disposal facilities, shopping center maintenance and storage room, loading area and all other areas and facilities located in the shopping center which are used in the maintenance and operation of the shopping center,
(c) operating, maintaining, repairing, replacing (the yearly depreciation for any replacement costs shall be chargeable to tenants) and improving the shopping center signs and (d) providing security and on- and off-site traffic control. Such expenses shall include, but not be limited to costs of on-site management and supervision, cleaning, refurbishing, repairing, maintaining, replacing (the yearly depreciation for any replacement costs shall be chargeable to tenants) and improving (but less the amount of any insurance proceeds, or condemnation awards), lighting, snow and ice removal and control, line painting, landscaping, providing security, providing public liability, property damage, fire and extended coverage on the common facilities and such other insurance as Landlord deems appropriate, total compensation and benefits (including premiums for worker's compensation and other insurance) paid to or on behalf of on-site employees; personal property taxes; supplies, fire protection and fire hydrant charges; water and sewer charges, utility charges, licenses and permit fees; parking area surcharges or levies, reasonable depreciation of equipment used in operating, maintaining, refurbishing, repairing, replacing and improving the Common Areas and service areas and rent paid for the leasing of any such equipment, and administrative charges equal to fifteen percent (15%) of the total of all the foregoing items for Landlord's overhead expenses in administrating the Common Areas and facilities and service areas. Provided however, that as to the replacement or installation of capital items in or on the common and service areas or of the common facilities, the actual costs and expenses thereof will be amortized over a five year period following such replacement or installation, except if Landlord is required under generally accepted accounting principles to depreciate any such capital items over a period longer than 5 years in which case such longer period shall be used for the purposes of this Section.

       Notwithstanding that which is contained in the Lease to the contrary, Landlord's costs for purposes of computing Tenant's Common Area Charge shall expressly exclude (i) wages, salaries, fees and fringe benefits paid to administrative or executive personnel or officers or partners of Landlord; (ii) any charge for depreciation of the shopping center buildings and any interest or other financing charge for the same; (iii) any charge for Landlord's income taxes, excess profit taxes, franchise taxes; (iv) all costs relating to activities for the solicitation of and execution of leases of other space in the shopping center; (v) the cost of any electric current furnished to any other leasable area of the shopping center; (vi) the cost of correcting defects in the original construction of the shopping center; and (vii) to the extent paid for by insurance, the cost of any repair made by Landlord because of the total or partial destruction of the Common Areas subsequent to the date of original construction.

       Landlord's books and records compiled with respect to Landlord's Common Area expenses shall be subject to audit by Tenant. Landlord shall maintain accurate books and records in accordance with generally accepted accounting principles (except that the cash basis instead of accrual basis may be used) for not less than 2 years. Should such an audit indicate that the cost of operating and maintaining the Common Areas has been overstated by more than 3% of the actual cost of operating and maintaining said Common Areas (including any adjustments required to be made under the

Lease) then the Landlord shall be obligated to pay to Tenant the reasonable cost of such audit together with interest on Tenant's overpayment at the rate of 12% per annum from the date found to be due until paid. In any event Landlord shall promptly repay any amount owing to Tenant as a result of an overstatement.

       The estimated amount of Tenant's Common Area Charge shall be paid in monthly installments in advance on the first day of each month in the amount of $3,008.86. Following the close of Landlord's annual accounting period, Landlord shall furnish to Tenant a detailed by categories statement of the actual amount of Tenant's Common Area Charge for such period. If the actual amount of Tenant's Common Area Charge is less than the total amount theretofore paid by Tenant for such period, the excess shall be credited against Tenant's next succeeding payment(s). If the actual amount of Tenant's Common Area Charge shall exceed the total amount theretofore paid by Tenant for such period, Tenant shall pay to Landlord, within fifteen (15) days following receipt of Landlord's statement, the amount shown as due thereon.

       D. Taxes and Assessments:

       1. Real Estate Taxes and Assessments: Tenant agrees to reimburse Landlord for Tenant's share of all real estate taxes and assessments, both general and special, which may be levied or assessed by the lawful taxing authorities against the land, buildings and all other improvements of the shopping center and which become due and payable during the term of this Lease. Tenant shall pay to Landlord monthly, in advance, on the first day of each month the amount of $3,008.86 for the estimated Tenant's share of taxes. All real estate taxes and assessments which become due and payable in the years in which this Lease commences or terminates shall be apportioned and adjusted pro-rata. Tenant's share of taxes shall be based on the most recently available tax rate and valuation. If the actual amount of

Tenant's share of taxes with respect to any tax year, once determined, is less than the total amount theretofore paid by Tenant for such period, the excess shall be credited on Tenant's next succeeding payment(s) pursuant to this subsection or refunded to the Tenant. If the actual amount of Tenant's share of taxes with respect to any tax year, once determined, shall exceed the total amount theretofore paid by Tenant for such period, as foresaid, Tenant shall pay to Landlord the difference between the actual amount paid by Tenant and the amount due on the basis of such tax bill for such period within fifteen (15) days after notice thereof from Landlord. A copy of the tax bill submitted by Landlord to Tenant shall be evidence of the amount of such real estate taxes and assessments levied or assessed, as well as the items taxed. Such copy of the tax bill shall be delivered to Tenant within 90 days after the end of each calendar year. If the commencement date is other than the first day of a calendar month, then the first monthly payment shall be prorated on a per diem basis.

       Notwithstanding anything contained herein to the contrary, Tenant's obligation hereunder to reimburse Landlord for payment of real estate taxes shall not include penalties imposed for late payment of any real estate tax or assessment and shall not include penalties imposed for late payment of any real estate tax or assessment, shall not include any real estate assessment levied prior to the commencement date of the term of this Lease. Nothing herein contained shall be construed to include as a real estate tax any inheritance, estate, succession, transfer, gift, franchise, corporation, income, net profit tax or capital levy that is or may be imposed on Landlord.

       Notwithstanding anything in this Lease to the contrary, real estate taxes shall be payable by Tenant on a monthly basis only if Landlord is obligated to escrow the taxes on a monthly basis by its mortgagee; otherwise, the same shall be paid after the initial payment by Landlord to the governing authority and within twenty (20) days following receipt by Tenant of written demand therefor from Landlord.

       In regard to any assessment or charge that may be payable in installments, Tenant's share of taxes shall be determined as if Landlord had elected to pay the assessment in installments, and Tenant shall be responsible for only those installments or parts of installments which are payable for the term of this Lease.

       There will be no duplication in charges to the Tenant by reason of the provision in this Lease setting forth Tenant's obligation to reimburse Landlord for payment of real estate taxes and any other provision of the Lease.

       2. Municipal, County, State or Federal Taxes: Tenant at all times shall be responsible for and shall pay, before delinquency, all municipal, county, state or federal taxes assessed against any leasehold interest or any fixtures, furnishings, equipment, stock-in-trade or other personal property of any kind owned, installed or used in or on the premises by Tenant.

       3. Rental Taxes: Should any governmental taxing authority acting under any present or future law, ordinance or regulation, levy or assess or impose a tax, excise and/or assessment (other than an income or corporation franchise tax) upon or against the rentals payable by Tenant to Landlord, either by way of substitution for or in addition to any existing tax on land and buildings or otherwise, Tenant shall be responsible for and shall pay such tax, excise and/or assessment, or shall reimburse Landlord for the amount thereof, as the case may be.

       E. Fire and Extended Coverage Insurance: Landlord agrees to carry policies insuring Landlord's improvements upon the shopping center against such perils or loss as Landlord may deem appropriate (including, but without limitation, fire, vandalism and malicious mischief and such other perils covered by extended coverage endorsements). Landlord's fire and extended coverage policy shall be in an amount equal to at least eighty percent (80%) of the replacement cost of such improvements. Tenant agrees to reimburse Landlord for Tenant's share of the expenses for said insurance which shall be due and payable in monthly installments payable, in advance, on the first day of each month, in the amount of $859.68, which is Landlord's reasonable estimate of Tenant's share of insurance expenses. If the actual amount of Tenant's share of insurance expenses is less than the total amount theretofore paid by Tenant for such period, the excess shall be credited on Tenant's next succeeding payments(s) or refunded to Tenant. If the actual amount of Tenant's share of insurance expenses shall exceed the total amount theretofore paid by Tenant for such period, Tenant shall pay to Landlord the difference between the actual amount paid by Tenant and the amount due for the actual insurance expenses for such period within ten (10) days after notice thereof from Landlord. If the commencement date is other than the first day of a calendar month, then the first monthly payment shall be prorated on a per diem basis. Any insurance billed to Tenant under this Article 4, section (e) will not be charged to Tenant under Article 4, section (c).

       Within 90 days after the end of each calendar year, Landlord shall forward to Tenant a statement of the insurance expenses for the year together with copies of the premium invoices.

       F. Maximum Charges for First Year and Subsequent Increases in Estimated
Payments: Landlord agrees that for the first Lease Year, Tenant's share of the following charges shall not exeed:


                                                               Maximum
       Section                Charge                            Amount
       -------                ------                           -------
          4C             Common Area Charge                   $37,000.00
          4D             Taxes and Assessments                $37,000.00

By written notice to Tenant by ordinary mail, Landlord may increase the amount of the monthly payments subsequent to the first Lease Year towards Tenant's share of the charges, costs and expenses provided in Subsections C through E above if the actual charges, costs and expenses subsequent to the first Lease Year exceed the amount paid on the estimated basis.

       G. No Duplication of Charges: Notwithstanding anything in this Lease to the contrary, there will be no duplication in charges to the Tenant by reason of the provisions in this Lease setting forth Tenant's obligation to reimburse Landlord for common area expenses, real estate taxes and assessments, insurance and any other provision herein.

       5. MAINTENANCE AND REPAIRS.

       A. Tenant's Obligations: The Tenant will take good care of the premises, building, fixtures and appurtenances, and all alterations, additions and improvements to either; will repair all damage to the same resulting from the negligent or willful acts of the Tenant, its employees, agents or invitees; will suffer no waste or damage, will execute and comply with all laws, rules, orders, ordinances and regulations at any time issued or in force by any lawful authority, applicable to the Tenant's use or occupancy of the premises; and will repair, at or before the end of the term, all damage done by the installation or removal of office equipment, furniture and property.

       Notwithstanding anything contained in this Lease to the contrary, there shall be no obligation on the part of Tenant to comply with any laws, directions, rules or regulations of any governmental body, agency, authority or the like or any insurance company or Board of Fire Underwriters or similar body which may require structural alterations, structural changes, structural repairs, or structural additions, unless they are required because of the particular or peculiar nature of Tenant's use or occupancy of the premises. If they are required because of the particular or peculiar nature of Tenant's use and occupancy, Tenant shall have the option of performing the work at its expense or ceasing use of the premises, but remaining liable for rent and other charges through the term hereof.

       B. Landlord's Obligations: At any time or times, the Landlord, either voluntarily or pursuant to governmental requirement, may, at the Landlord's own expense, make repairs, alterations or improvements in or to the building or any part thereof, and, during such operations, may close entrances, doors, corridors, or other facilities in the building or any part thereof, and may close, block or otherwise perform work on and make use of any adjacent or nearby structure, land, street, alley, sidewalk or air space, all without any liability to the Tenant, its employees, agents or invitees, for any expense, injury, loss, damage, interference, or annoyance resulting from any such repairs, alterations, improvements, work or other use in connection therewith or caused thereby.

       Landlord shall comply with those laws, directions, rules or regulations of any governmental body, agency, authority or the like or any insurance company or Board of Fire Underwriters or similar body which apply generally to office buildings and are not required because of Tenant's particular or peculiar use or occupancy and which may require structural alterations, structural changes, structural repairs, or structural additions.

       Notwithstanding anything in this Lease to the contrary, Landlord shall, at its sole cost and expense, maintain the roof, downspouts and gutters, foundation, exterior walls, structural parts and members, and other structural components, the floor slab, underground and otherwise concealed utility systems of the premises in order and good repair throughout the term of this Lease except for damage or destruction caused by Tenant, its agents, employees or contractors. Landlord shall make all repairs, interior and exterior, resulting from shifting or settling of the foundations (including notwithstanding any provision to the contrary herein replacements of all plate glass and other storefront components damaged thereby) and any repairs or replacements which require any excavation or structural work to effectuate the repair, maintenance or replacement, except for clogged sewer lines.

       Landlord shall, at its sole cost and expense, make any repairs to the premises or the shopping center resulting from the act or omission of Landlord or its employees, agents, or contractors.

       While Landlord shall not be required to pay overtime, time and one-half or double time therefor, Landlord shall use its best efforts to make any repairs, additions or alterations in, about or affecting the premises or adjoining premises, during non-business hours and shall promptly restore the premises, following any such work or activity. In the event such repairs, additions or alterations in, about or affecting the premises or adjoining premises, materially and substantially interfere with Tenant's business operations for more than 1 day, the Tenant, in addition to any other remedy which it may have at law hereunder, may cease or continue its business operations during such impairment, as it desires, with a full abatement of all rent and other charges payable hereunder until such impairment ceases.

       6. ASSIGNMENT AND SUBLETTING. Tenant shall not sell, assign, mortgage, or transfer this Lease, sublet the premises or any part thereof, or allow any transfer hereof, or any lien upon the Tenant's interest by operation of law, without the prior written consent of the Landlord.

       Nothing herein contained shall be deemed to limit or restrict the rights of Tenant to, without Landlord's consent, sublet the premises, or any portion thereof, or assign this Lease, or any interest therein, to (i) any parent, subsidiary or affiliated corporation of Tenant (ii) any subsidiary of any parent of Tenant, (iii) any corporation with which Tenant may merge or consolidate, or
(iv) any corporation acquiring
all or substantially all of the assets or stock of Tenant.

       Any assignment or subletting hereunder shall not release or discharge Tenant of or from any liability, whether past, present or future, under this Lease, and Tenant shall continue fully liable thereunder. The assignee shall assume Tenant's obligations and the subtenant or subtenants shall agree to comply with and be bound by all of the terms, covenants, conditions, provisions and agreements of this Lease to the extent of the space sublet, and Tenant shall deliver to Landlord promptly after execution, an executed copy of each such assignment and assumption or sublease and an agreement of compliance by each such subtenant.

       Any sale, assignment, mortgage, transfer, or subletting of this Lease by Tenant which is not in compliance with the provisions of this Section shall be void and of no effect.

       The Landlord may assign this Lease and shall not be liable for obligations thereafter accruing hereunder; provided that the Landlord's assignee shall assume the Landlord's obligations hereunder accruing on or after the date of assumption.

       7. ALTERATIONS. The Tenant shall not make any alterations in or additions to the premises without the Landlord's advance written consent in each instance. The Landlord's decision to refuse such consent shall be reasonable. If the Landlord consents to such alterations or additions, before commencement of the work or delivery of any materials onto the premises or into the building, the Tenant shall furnish the Landlord with plans and specifications, names and addresses of contractors, and necessary permits. All additions and alterations shall be installed in a good, workmanlike manner and only new, high grade materials shall be used. The Tenant hereby agrees to hold the Landlord harmless from any and all laibilities of every kind and description which may arise out of or be connected in any way with said alterations or additions. Before commencing any work in connection with alterations or additions, the Tenant shall furnish the Landlord with certificates of insurance from all contractors performing labor or furnishing materials insuring the Landlord against any and all liabilities which may arise out of or be connected in any way with said additions or alterations. The Tenant shall pay the cost of all such alterations and also the cost of decorating the premises occasioned by such alterations and additions. Upon completing any alterations or additions, the Tenant shall furnish the Landlord with contractors' affidavits and full and final waivers of lien covering all labor and materials expended and used provided Tenant shall not be obligated to provide waivers of lien from any contractor or materialmen supplying less than $10,000 in goods or services to the premises and Tenant shall not be obligated to submit waivers of lien from any contractor if the period for filing liens has elapsed and no lien has been filed by that contractor. All alterations and additions shall comply with all insurance requirements and with all ordinances and regulations of the City of Whitehall or any department or agency thereof, and with the requirements of all statutes and regulations of the State of Ohio or of any department or agency thereof. All additions, hardware, non-trade fixtures and all improvements, including wall and floor coverings, temporary or permanent, in or upon the premises, whether placed there by the Landlord or the Tenant, shall become the Landlord's property and shall remain upon the premises at the termination of this Lease by lapse of time or otherwise without compensation or allowance or credit to the Tenant.

       The term "Trade Fixtures" as used in this Lease shall include but not be limited to, computer systems, phone banks, removable wall panels, removable decorations, mirrors, decorative hardware and decorative lighting fixtures, shelving, signs and personal property.

       Notwithstanding anything in this Lease to the contrary,

Tenant shall be permitted to make non-structural alterations and/or additions to the premises which in each instance cost less than $75,000 without the prior consent of Landlord.

       8. SIGNS. The Tenant will not permit or suffer any signs, advertisements or notices to be displayed, inscribed upon or affixed on any part of the outside of the building except those which have been approved by Landlord. Landlord agrees Tenant shall have the right to install approved signs on the exterior walls of the building identifying Tenant's business.

       9. OPTIONS TO EXTEND TERM. Landlord hereby grants Tenant three (3) options to extend the term of this Lease, each for one (1) year, the first of which, if exercised, shall commence at the end of the term of the Lease ("first option term") and the remaining two on each successive year thereafter. Each such option term shall be upon the same terms and conditions as contained in the Lease except as provided herein.

       If Tenant shall exercise the option period, it shall give Landlord written notice at least six (6) months prior to the end of the term or the immediately preceding option term that it will exercise the option.

       All the terms and conditions of the Lease shall apply during each option term except that such option to extend term shall terminate when exercised.

       10. NOTICES. All notices and demands herein required or permitted shall be in writing. In every case, when under the provisions of this Lease it shall be necessary or desirable for the Landlord to serve any notice or demand on the Tenant, such notice or demand shall be served by registered or certified mail, postage prepaid, addressed to the attention of Tenant's Real Estate Department at the address first stated above with copy to The Limited, Inc., P.O. Box 16000, Columbus, Ohio 43216, Attention, Corporate Real Estate Department, or to such changed address or addresses which Tenant may designate by Notice to Landlord. Any such notice or demand to be given to the Landlord, shall, until further notice, be by registered or certified mail, postage prepaid, addressed to the Landlord at 209 East State Street, Columbus, Ohio 43215.

       11. LANDLORD'S RESERVATIONS. The Landlord reserves the following rights:

           (a) During the last ninety (90) days of the term, and if prior to that time the Tenant vacates the premises, to show the premises for reoccupancy, and

           (b) To take any and all measures, including inspections, repairs, alterations, additions and improvements to the building, as may be necessary or desirable for the safety, protection or preservation of the premises or the building or the Landlord's interests, or as may be necessary or desirable in the operation of the building.

       After reasonable advance written notice, Landlord may enter upon the premises and may exercise any or all of the foregoing rights hereby reserved without being deemed guilty of an eviction or disturbance of the Tenant's use or possession and without being liable in any manner to the Tenant.

       12. EXCULPATION. To the extent permitted by law, the Tenant releases the Landlord and the Landlord's agents, servants, and employees, from and waives all claims for damage to person or property sustained by the Tenant resulting from the building or any equipment or appurtenance becoming out of repair, or resulting from any accident in or about the building, or resulting directly or indirectly from any act or neglect of any tenant or occupant of the shopping center in which the building is located or of any other person, excepting the negligence and/or acts or omissions of the Landlord and the Landlord's agents, servants, and employees. This Section shall apply especially, but not exclusively, to any flooding of the premises, and to damage caused by sprinkling devices, air conditioning apparatus, water, snow, frost, excessive heat or cold, falling ceiling, sewage, gas, odors or noise, or the bursting or leaking of pipes or plumbing fixtures, and shall apply equally whether any such damage results from the act or neglect of other tenants, occupants or servants of the shopping center or of any other person except Landlord as provided above, and whether such damage be caused or result from any thing or circumstance above mentioned or referred to, or any other thing or circumstance whether of a like nature or of a wholly different nature. If any such damage, whether to the premises or to the building or any part thereof, or whether to the Landlord or to other tenants in the building, results from any act or neglect of the Tenant, the Landlord may, at the Landlord's option, after 30 days written notice to Tenant, repair such damage and the Tenant shall, upon demand by the Landlord, reimburse the Landlord forthwith for the total cost of such repairs. The Tenant shall not be liable for any damages caused by its act or neglect if the Landlord or a tenant has recovered the full amount of the damages from insurance, and the insurance company has waived in writing its rights of subrogation against the Tenant. All property belonging to the Tenant or any occupant or guest of the premises shall be there at the sole risk of the owner thereof and the Landlord shall not be liable for damages thereto or theft or misappropriation thereof, except if due to the acts, omissions or negligence of the Landlord or its agents, employees or contractors.

       13. HOLDOVER. If the Tenant retains possession of the premises or any part thereof after the termination of the term by lapse of time or otherwise, the Tenant shall pay the Landlord rent at the rate of rental specified in
Section 4 for the time the Tenant thus remains in possession. If the tenant remains in possession of the premises, or any part thereof, after the termination of the term by lapse of time or otherwise, such holding over shall constitute a month to month tenancy. The provisions of this Section do not preclude the Landlord's rights of reentry or any other right hereunder.

       14. RULES AND REGULATIONS. The Tenant shall observe and comply with any reasonable rules and regulations promulgated from time to time by the Landlord, as in the Landlord's judgment are reasonably necessary for the safety, care and cleanliness of the building or for the preservation of good order therein. Any changes in rules by Landlord shall be effective upon notice thereof to the Tenant. The Landlord shall not be liable to the Tenant for violation of such rules and regulations by any other tenant, its servants, employees, agents, visitors, customers, invitees, or licensees.

       15. LEASE SUBORDINATE. The Landlord's title is and always shall be paramount to the title of the Tenant, and nothing herein contained shall empower the Tenant to do any act which shall encumber the title of the Landlord. This Lease shall be subordinate and subject at all times to the mortgage covering the premises or which at any time hereafter shall be made, and to all renewals, modifications, consolidations, or replacements thereof, and to all advances made, or hereafter to be made, upon the security of any such mortgage, and the Tenant shall execute such further instruments subordinating this Lease to any such mortgage as the Landlord shall reasonably request, provided, however, that any mortgagee shall agree in writing that the Tenant's possession of the premises will not be disturbed if Tenant is not in default under this Lease.

       16. TENANT'S DEFAULT. All rights and remedies of the Landlord herein enumerated shall be cumulative, and none shall exclude any other right or remedy allowed by law.

           (a) if any voluntary or involuntary petition or similar pleading under any section or sections of any bankruptcy act shall be filed by or against the Tenant, or any voluntary or involuntary proceeding in any court or tribunal shall be instituted to declare the Tenant insolvent or unable to pay the Tenant's debts, and in the case of any involuntary petition or proceeding, the petition or proceeding is not dismissed within thirty (30) days from the date it is filed, the Landlord may elect, but is not required, and with or without notice of such election, and with or without entry or other action by the Landlord, to forthwith terminate this Lease, and, notwithstanding any other provision of this Lease, the Landlord shall forthwith upon such termination be entitled to recover damages in an amount equal to the then present value of the rent specified in Section 4 for the residue of the stated term hereof, less the then present value of the fair rental value of the premises for the residue of the stated term.

           (b) If the Tenant defaults in the payment of rent, or in payment of any sum deemed to be additional rent, under this Lease and the Tenant does not cure such default within ten (10) days after written notice from Landlord of such default, or if the Tenant defaults in the prompt and full performance of any other provision of this Lease, and if the Tenant does not cure the default within thirty (30) days after demand by Landlord that the default be cured, unless the default involves a hazardous condition, which shall be cured forthwith upon the Landlord's demand, or if the leasehold interest of the Tenant be levied upon under execution or be attached by process of law and such attachment or levy is not vacated or dismissed within thirty (30) days, or if the Tenant makes an assignment for the benefit of creditors, or if a receiver be appointed for any property of the Tenant, or if the Tenant abandons the premises and ceases paying rent, then and in any such event the Landlord may, if the Landlord so elects but not otherwise, either forthwith terminate this Lease and the Tenant's right to possession of the premises, or without terminating this Lease, forthwith terminate the Tenant's right to possession of the premises.

           (c) Upon any termination of this Lease, whether by lapse of time or otherwise, or upon any termination of the Tenant's right to possession without termination of the Lease, the Tenant shall surrender possession and vacate the premises immediately, and deliver possession thereof to the Landlord, and hereby grants to the Landlord full and free license to enter into and upon the premises in such event with or without process of law and to repossess the premises as of Landlord's former estate and to expel or remove the Tenant and any others who may be occupying or within the premises and to remove any and all property therefrom, using such force as may be necessary, without being deemed in any manner guilty of trespass, eviction, or forcible entry or detainer, and without relinquishing the Landlord's rights to rent or any other right given to the Landlord hereunder or by operation of law.

           (d) If the Tenant abandons the premises and ceases paying rent or otherwise entitles the Landlord so to elect, and the Landlord elects to terminate the Tenant's right to possession only, without terminating the Lease, the Landlord may, at the Landlord's option enter into the premises, remove the Tenant's signs and other evidences of tenancy, and take and hold possession thereof as in (c) of this Section provided, without such entry and possession terminating the Lease or releasing the Tenant, in whole or in part, from the Tenant's obligations to pay the rent hereunder for the full term, and in any such case the Tenant shall pay forthwith to the Landlord, if the Landlord so elects, a sum equal to the entire amount of the rent specified in Section 4 for the residue of the stated term plus any other sums then due hereunder discounted to present value at an interest rate equal to 10% per annum. Upon and after entry into possession without termination of the Lease, the Landlord shall use reasonable efforts to re-rent the premises (or such part thereof as Landlord deems proper) for the account of the Tenant to any persons, firm or corporation other than the Tenant for such rent, for such time and upon such terms as the Landlord in the Landlord's sole discretion shall determine, and the Landlord shall not be required to obtain consent of the Tenant for such re-renting, nor to accept any tenant offered by the Tenant or to observe any instructions given by the Tenant about such re-renting. Tenant further expressly agrees that Tenant will not question, in any suit or other proceedings, the Landlord's reasonable judgment in any matter relating to such re-renting, including, without limitation, Landlord's efforts to re-rent and/or the terms of such re-renting. In any such case, the Landlord may make repairs, alterations and additions in or to the premises to the extent deemed by the Landlord necessary or desirable and the Tenant shall, upon demand, pay the cost thereof, together with the Landlord's expense of re-renting. If the consideration collected by the Landlord upon any such re-renting for the Tenant's account is not sufficient to pay monthly the full amount of the rent reserved in this Lease, together with the costs of repairs, alterations, additions, and the Landlord's expenses, the Tenant shall pay to the Landlord the amount of each monthly deficiency upon demand; and if the consideration so collected from any such reletting is more than sufficient to pay the full amount of the rent reserved herein, together with the costs and expenses of the Landlord, the Landlord, at the end of the stated term of the Lease shall refund the surplus to the Tenant.

           (e) Any and all property which may be removed from the premises by the Landlord pursuant to the authority of the Lease or of law, to which the Tenant is or may be entitled, may be handled, removed or stored by the Landlord at the risk, cost and expense of the Tenant, and the Landlord shall in no event be responsible for the value, preservation or safekeeping thereof. The Tenant shall pay to the Landlord, upon demand, any and all expenses incurred in such removal and all storage charges against such property so long as the same shall be in the Landlord's possession or under the Landlord's control. Any such property of the Tenant not removed from the premises or retaken from storage by the Tenant within thirty (30) days after the end of the term, however terminated, shall be presumed to have been conveyed by the Tenant to the Landlord under this Lease as a bill of sale without further payment or credit by the Landlord to the Tenant.

           (f) The Tenant shall pay upon demand all the Landlord's costs, charges and expenses, including the fees of counsel, agents and others retained by the Landlord, incurred in enforcing the Tenant's obligations hereunder or incurred by the Landlord in any litigation, in which the Tenant causes the Landlord, without the Landlord's fault, to become involved or concerned, plus interest at the highest non-usurious rate which Landlord might at such date have charged in making an unsecured loan of cash funds to Tenant (but in no event to exceed the rate of twelve per cent (12%) per annum) from the date of payment, which amount shall be deemed to be additional rent due and payable by the Tenant upon demand by Landlord.

       17. NO LIENS. The Tenant shall not permit any mechanics' or materialmen's liens to be filed against the premises, the real property of which the premises form a part or the Tenant's leasehold interest in the premises. The Landlord shall have the right at all reasonable times to post and keep posted on the premises any notices which it deems necessary for protection from such liens. If any such liens are so filed and not removed by Tenant within 30 days after notice thereof, the Landlord, even if it is not legally liable therefor, at its election, may pay and satisfy the same and in such event the sums so paid by the Landlord, with interest at the non-usurious highest rate which Landlord might at such date have charged in making an unsecured loan of cash funds to Tenant in such amount (but in no event to exceed the rate of twelve per cent (12%) per annum from the date of payment) shall be deemed to be additional rent due and payable by the Tenant at once without prior notice or demand.

       18. CONDEMNATION.

       (a) In the event that the whole or any part of the premises shall be lawfully condemned or taken in any manner for any public or quasi-public use, at Landlord's option this Lease and the term hereby granted shall forthwith cease and terminate on the date of the taking of possession by the condemning authority and the Landlord shall be entitled to receive the entire award without any payment to Tenant except any award for Tenant's trade fixtures and/or relocation expenses, the Tenant hereby assigning to the Landlord the Tenant's interest in the award, if any, and the rent shall be apportioned as of such date.

       (b) In the event that a part of the building shall be so condemned or taken and if in the reasonable opinion of the Landlord, the building should be restored in such a way as to alter the premises materially, or the building should be demolished, the Landlord may terminate this Lease without compensation to Tenant and the term and estate hereby granted by notifying the Tenant of such termination within sixty (60) days following the date of the taking of possession by the condemning authority, and this Lease and the term and estate hereby granted shall expire on the date specified in the notice of termination, not less than sixty (60) days after the giving of such notice, as fully and completely as if such date were the date hereinbefore set for the expiration of the term of this Lease, and the rent shall be apportioned as of such date. In the event of a partial taking of the premises and this Lease is not terminated then the rent payable by Tenant hereunder shall be abated in the same proportion as the portion of the premises taken bears to the total floor area of the premises prior to the taking.

       If by reason of a taking by way of eminent domain of the premises or the building of which the premises are a part or of other parts of the shopping center, the premises are rendered substantially unusable for Tenant's business by reason of diminished access, Tenant may cease its operations until reasonable access is available, and during such period until accessibility is restored, the payment of rent and all other charges required hereunder shall abate.

       19. DAMAGE OR DESTRUCTION. In the event of damage or destruction of the premises during the term by fire, the elements, or casualty, Landlord shall forthwith repair the same, provided such repairs can be made, in the Landlord's opinion, within one hundred twenty (120) days, but such damage or destruction shall not anull or void this Lease, except that Tenant shall be entitled to a proportionate reduction of rent while such repairs are being made, such proportionate reduction to be based upon the extent that the premises, or part thereof, may be untenantable. If, in the Landlord's opinion, such repairs cannot be made within one hundred twenty (120) days, Landlord may, at its option (to be exercised within thirty (30) days after the date of such damage or destruction), make and complete such repairs as soon as possible thereafter, this Lease continuing in full force and effect and the rent to be proportionately reduced as aforesaid in this Section provided. In the event that the Landlord does not so elect to make such repairs (which cannot be made within said one hundred twenty (120) day period), this Lease may be terminated at the option of either party provided, however, Landlord shall not have the right to terminate this Lease unless Landlord simultaneously terminates the leases of all other tenants in the shopping center. The Tenant shall be entitled to a proportionate reduction of rent only if the premises are untenantable as aforesaid and no such rent reduction shall be allowed by reason of inconvenience, annoyance or injury to the Tenant's businesses because of such damage or destruction except if same renders the premises temporarily untenantable, or the necessity of repairing any portion of the building except if same renders the premises temporarily untenantable, or the making of such repairs except if same renders the premises temporarily untenantable, nor shall the Landlord be liable to the Tenant because of such inconvenience, annoyance or damage.

       20. WAIVER OF SUBROGATION. Each party hereto hereby waives all claims for recovery from the other party for any loss or damage to any of its property insured under valid and collectible insurance policies, covering loss by fire or any of the perils insured under the standard extended coverage rider.

       21. INDEMNIFICATION. Except for claims caused by or due to the acts, omissions or negligence of the Landlord, the Tenant agrees to indemnify and save harmless the Landlord against and from any and all claims by or on behalf of any person or persons, firm or firms, corporation or corporations, arising from Tenant's use of the premises or the conduct of its businesses or from any activity, work, or thing done, permitted or suffered by the Tenant, its servants, contractors, agents and employees, in or about the premises, and will further indemnify and save the Landlord harmless against and from any and all claims arising from any breach or default on the Tenant's part in the performance of any covenant or agreement on the Tenant's part to be performed, pursuant to the terms of this Lease, arising from any act or negligence of the Tenant, or any of its agents, contractors, servants, employees or licensees, and from and against all costs, counsel fees, expenses and liabilities incurred in connection with any such claim or action or proceeding brought thereon; and in case any action or proceeding be brought against the Landlord by reason of any such claim, the Tenant upon notice from the Landlord covenants to resist or defend at the Tenant's expense such action or proceeding by counsel reasonably satisfactory to the Landlord, or Tenant's insurer.

       Landlord hereby indemnifies and agrees to save Tenant, its officers, directors, employees, and agents harmless from and against any and all claims, suits, proceedings, actions, causes of action, responsibility, liability, demands, judgments, and executions (hereinafter referred to as "Claims") which either (i) arise from or are in connection with the possession, use, occupation, management, repair, maintenance, or control of the Common Areas or any portion thereof: (ii) arise from, or are in connection with an act or omission of Landlord, or its employees, agents or contractors in connection with the Common Areas; (iii) result from any default, breach, violation, or non-performance of this Lease or any provision of this Lease by Landlord; (iv) result from injury to any person or property or loss of life sustained in the Common Areas; or (v) result from occurrences of injury to or death of, any person or damage to property arising out of any work, construction, reconstruction, restoration, maintenance or other work to be done hereunder by Landlord, unless such Claims are caused by the act or omission of Tenant, or its employees, agent or contractors.

       22. DELIVERY OF POSSESSION. No promise of the Landlord to alter, remodel or improve the premises or the building and no representation respecting the condition of the premises or the building has been made by the Landlord to the Tenant, unless the same is contained herein, or made a part hereof. In the event of the failure of the Landlord to deliver possession of the premises at the time of the commencement of the term of this Lease, the Landlord shall not be liable for any damage caused thereby, nor shall this Lease thereby become void or voidable, nor shall the term herein specified be in any way extended, but in such event the term shall begin when the Landlord does deliver possession of the premises and the Tenant shall not be liable for any rent until the time that Landlord delivers such possession.

       23. LANDLORD'S TITLE AND QUIET ENJOYMENT. Landlord's title to the premises and the shopping center is good and marketable, free of liens, encumbrances, (excluding any mortgages) and there are no restrictive covenants, easements, exclusive use provisions in other tenant's leases, or other agreements, zoning laws or other ordinaces or regulations which will prevent the Tenant from occupying the premises for the purpose herein provided, or prevent the full use of the parking areas and other common areas of the shopping center or otherwise prevent the shopping center from being developed in accordance with the general layout shown on Exhibit A or otherwise conflict with any of the provisions of this Lease.

       Landlord has full right and authority to make and enter into this Lease for the full term granted herein and that no joinder or approval of any other person or entity is required with respect to Landlord's right and authority to enter into this Lease except as stated in Section 1 hereof.

       Landlord represents and warrants to Tenant that on the date of delivery of possession of the premises, to Tenant, the premises shall be free of all violations, orders, or notices of violations of all public or quasi-public authorities, and that Tenant shall be permitted by authorities having jurisdiction thereover to occupy the premises for the uses and purposes herein provided.

       The Landlord covenants and agrees that the Tenant on paying said rent and performing the covenants aforesaid shall and may peaceably and quietly hold and enjoy the said premises for the term aforesaid, against any person claiming by, through, or under the Landlord.

       24. LANDLORD'S AND TENANT'S IMPROVEMENTS.

       A. Landlord covenants and agrees to do and perform the following prior to the date Tenant takes possession of the premises, weather permitting:

       1. Place roof in good and servicable condition - secure and without leaks,

       2. Place existing HVAC in good operating condition,

       3. Replace and restore existing landscaping as reasonably necessary, and

       4. Comply with any laws, ordinances, or regulations requiring the removal of asbestos, if any, in the premises except that any asbestos floor tile need not be removed.

       B. Tenant covenants and agrees to do and perform the following:

       1. Tenant accepts the premises "as is" except for such work to be performed by Landlord,

       2. Tenant shall submit all plans and specifications for alterations and improvements to the premises for Landlord's approval which shall not be unreasonably withheld.

       Any work, installation or equipment not called for in the Landlord's covenants above shall be furnished and performed by and at the expense of Tenant.

       The parties shall endeavor to complete their respective portions of such work with due diligence, taking into account scarcity of materials, strikes, lockouts, governmental orders, directives and regulations.

       Each party's work shall be done in a good and workmanlike manner and in compliance with all applicable codes, ordinances and other governmental laws and regulations. All materials shall be new and of first class quality.

       Should Landlord fail to complete all Landlord's work as specified herein on the date Tenant takes possession of the premises, then Tenant shall have the right to send Landlord a "punch list" of items which remain to be completed. On receipt of such punch list, Landlord shall have 14 days to complete the items designated therein, and should the Landlord fail to do so within said 14 day period, then Tenant, in addition to any rights it may have hereunder, shall have the right to complete the punch list items on behalf of the Landlord and to deduct the entire cost of completion of such items from any and all rents and other charges due or to become due hereunder.

       25. MISCELLANEOUS.

       (a) No receipt of money by the Landlord from the Tenant after the termination of this Lease or after the service of any notice or after the commencement of any suit, or after final judgment for possession of the premises shall renew, reinstate, continue or extend the term of this Lease or affect any such notice, demand or suit.

       (b) No waiver of any default of either party hereunder shall be implied from any omission by the other to take any action on account of such default if such default persists or be repeated, and no express waiver shall affect any default other than the default specified in the express waiver and that only for the time and to the extent therein stated. The invalidity or unenforceability of any provision hereof shall not affect or impair any other provision.

       (c) The word "Tenant" wherever used in this Lease shall be construed to mean "Tenants" if Tenant is more than one person or entity, and the necessary grammatical changes required to make the provisions hereof apply either to corporations or individuals, men or women, shall in all cases be assumed as though in each case fully expressed.

       (d) Provisions inserted herein or affixed hereto shall not be valid unless appearing in the duplicate original hereof held by the Landlord.

       (e) Each provision hereof shall extend to and shall, as the case may require, bind and inure to the benefit of the Landlord and the Tenant and their respective heirs, legal representatives, successors and assigns.

       (f) The headings of sections are for convenience only and do not limit or construe the contents of the sections.

       (g) Submission of this instrument for examination does not constitute a reservation of or option for the premises. The instrument becomes effective as a lease upon execution and delivery by both Landlord and Tenant.

       (h) All amounts other than rent under Section 4 owed by the Tenant to the Landlord hereinunder shall be deemed to be additional rent and shall be paid within fifteen (15) days from the date the Landlord renders statements of account therefor.

       (i) The Tenant may occupy the premises prior to the beginning of the term of this Lease with the Landlord's written consent, and in such case all the provisions of this Lease shall be in full force and effect as soon as the Tenant occupies the premises, except for the payment of rent.

       (j) At the termination of this Lease by lapse of time or otherwise, the Tenant shall return the premises in as good condition as when the Tenant took possession, ordinary wear and loss by fire or other casualty excepted, failing which the Landlord may restore the premises to such condition and the Tenant shall pay the cost thereof. Upon request of Landlord, the Tenant shall remove any floor covering laid by the Tenant, including removal of all nails, tacks, paper, glue, bases, and other vestiges of the floor covering, and shall restore the floor surface to the condition existing before such floor covering was laid. If the Landlord does not require the Tenant to remove the floor covering from the premises prior to the end of the term, the same shall be conclusively presumed to belong to and title thereto shall thereby pass to the Landlord without payment or credit by the Landlord to Tenant.

       (k) The Tenant will not use the premises or any part thereof for any purpose other than the one first above stipulated, or for any purpose deemed by the Landlord's insurer or by the Landlord to be extra hazardous on account of fire risk or in violation of any law or legal requirement, or that will increase the existing rate of insurance on the building unless Tenant pays such insurance, or cause a cancellation of any insurance policy covering the building.

       26. UTILITIES. Landlord represents to Tenant that there are water and sewer lines to the premises with capacities sufficient for Tenant's business. Landlord represents to Tenant that electric service is available to the premises and that such service is separately metered to the premises. In the event any utility service to the premises shall be interrupted due to the negligent act or omission of Landlord, its agents, contractors, or employees, and Tenant is thereby deprived of reasonable use of the premises, rent and all other charges payable hereunder shall abate until such services are fully restored and Landlord shall promptly restore service to the premises.

       IN WITNESS WHEREOF, as of the day and year first above stated, this instrument has been duly executed by the parties hereto in four (4) counterparts, each of which counterparts shall constitute an original Lease Agreement all said counterparts together constituting one and the same Lease Agreement.



Signed and Acknowledged                           Landlord:
in the presence of the                            Office City, Inc.
undersigned Witnesses:

/s/ Jeanette M. Heselden                      By: /s/ Don M. Casto, III
------------------------------------              ----------------------------
                                                  Don M. Casto, III
                                                  Vice President

/s/ Jeanette M. Heselden                      By: /s/ F. S. Benson, Jr.
------------------------------------              ----------------------------
                                                  F. S. Benson, Jr.
                                                  President
/s/ Marianne H. Bricker
------------------------------------

                                              Tenant:
                                              World Financial Network,
                                              Inc.

/s/ [ILLEGIBLE]                               By: /s/ Jerald M. Dick
------------------------------------              ----------------------------
                                                  Jerald M. Dick
                                                  Vice President

/s/ Elizabeth G. Grim                          By:
------------------------------------              ----------------------------


                           LANDLORD'S ACKNOWLEDEGMENT

State of Ohio            :
                                      SS:
County of Franklin       :

       BE IT REMEMBERED, that on this 24th day of December, 198_, before me, the subscriber, a Notary Public in and for the aforesaid county and state, personally appeared the above named Landlord, Office City, Inc., by Don M. Casto III, its Vice President and F. S. Benson Jr., its President both of whom, as such officers, acknowledged to me that they signed the foregoing Lease, pursuant to authority conferred upon them by said corporation, and that the signing of said Lease was their free and deed as such officers, for and as the free act and deed of said corporation for the uses and purposes therein set forth.

       IN TESTIMONY WHEREOF, I have hereinto subscribed my name and affixed the official seal of my office at Columbus in the State of Ohio on the day and year last above written.

       (SEAL)

                                                  /s/ Jeanette M. Heselden
                                               ---------------------------------
                                                       Notary Public

                                                    JEANETTE M. HESELDEN
                                                 Notary Public, State of Ohio
                                                My commission expires 7-13-89

                            TENANT'S ACKNOWLEDGEMENT

State of Ohio       :
                      SS:
County of Franklin  :

       BE IT REMEMBERED, that on this 31st day of December, 1986, before me, the subscriber, a Notary Public in and for the aforesaid county and state, personally appeared the above named World Financial Network, Inc., Tenant in the foregoing Lease, by Jerald M. Dick its Vice President and by _____________ its ______________ both of whom as such officers, acknowledged to me that they signed the foregoing Lease pursuant to proper corporate authorization, and that the signing of said Lease was their free act and deed as such officers and for and as the free act and deed of said corporation, for the uses and purposes therein set forth.

       IN TESTIMONY WHEREOF, I have hereinto subscribed my name and affixed the official seal of my office at Columbus in the State of Ohio on the day and year last above written.

       (SEAL)

                                              /s/ Elizabeth G. Grim
                                         ------------------------------
                                                   Notary Public

                                                ELIZABETH G. GRIM
                                           NOTARY PUBLIC, STATE OF OHIO
                                       MY COMMISSION EXPIRES DEC. 10, 1989

                                    EXHIBIT A

                                   [FLOOR PLAN]

                                    GUARANTY

       FOR VALUE RECEIVED, in consideration for and as an inducement to Landlord to make the within lease with Tenant, the undersigned guarantees the full performance and observance of all the covenants, conditions and agreements therein provided to be kept, performed and observed by Tenant, without demand or notice of non-payment, non-performance, or non-observance, all of which the undersigned hereby expressly waives. The undersigned agrees that the validity of this agreement and the obligations of the guarantor hereunder shall in nowise be terminated, affected or impaired by reason of the assertion by Landlord against Tenant of any of the rights or remedies reserved to Landlord pursuant to the provisions of the within lease. Undersigned waives notice of acceptance hereof. The undersigned further agrees that this guaranty shall remain and continue in full force and effect as to any renewal, modification or extension of this lease. It is further agreed that in any action or proceeding brought upon any matters whatsoever arising out of, under, or by virtue of the terms of the lease or this guaranty that trial by jury shall be waived.

Dated

Witnesses:

/s/ [ILLEGIBLE]                        THE LIMITED, INC.
------------------------------------   -----------------------------------
/s/ Elizabeth G. Grim                  By: /s/ Jerald M. Dick
------------------------------------      --------------------------------
                                                Jerald M. Dick
                                       Its: Vice President
                                           -------------------------------
                                           -------------------------------

                                                           ALLIANCE DATA SYSTEMS

                              MODIFICATION OF LEASE

       This Modification of Lease is made and entered into this 18th day of August 1999 by and between OFFICE CITY, INC., ("Landlord") and ADS ALLIANCE DATA SYSTEMS, INC., d/b/s ALLIANCE DATA SYSTEMS ("Tenant").

                                  WITNESSETH:

WHEREAS, Landlord and Tenant previously entered into that certain Office Lease dated December 24, 1986, Amendment to Lease dated January 19, 1987, Assignment of Lease dated January 20, 1987, Second Amendment to Office Lease dated May 11, 1988, Third Amendment to Office Lease dated August 4, 1989 and Lease Extension dated June 28, 1994 (collectively the "Lease"), pertaining to certain space more particularly set forth therein, at the Shopping Center to commonly known as Airport Commerce Park located on 4590 East Broad Street in Columbus, Ohio 43213 and;

       WHEREAS, said Lease, if not extended would terminate January 31, 2000, and;

       WHEREAS, Landlord and Tenant are desirous of extending the Lease in accordance with the terms and conditions hereinafter set forth;

       NOW THEREFORE, in consideration of the mutual covenants and agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

                           STATEMENT OF MODIFICATIONS

1. Landlord and Tenant hereby agree to extend the Lease for an additional period of eight (8) years commencing on February 1, 2000 and terminating on January 31, 2008.

2.     Section 9.b 0ptions to Extend Term is deleted in its entirety.

3.     Section 4. Rent and Charges is amended as follows:

          SUBSECTION A. Rent is deleted in its entirety and replaced with the following:

       Rent for the period from February 1, 2000 through January 31, 2005 shall be Four Hundred Thirty-Eight Thousand Four Hundred Thirty-Four and 25/100 Dollars ($438,434.25) per year, payable in advance in equal monthly installments of Thirty-Six Thousand Five Hundred Thirty-Six and 19/100 Dollars ($36,536.19) on or before the first day of each month of the extended term.

       Rent for the period of February 1, 2005 through January 31, 2008 shall be Four Hundred Ninety Thousand Fourteen and 75/100 Dollars ($490,014.75) per year, payable in advance in equal monthly installments of Forty Thousand Eight Hundred Thirty-Four and 56/100 Dollars (40,834.56) on or before the first day of each month of the extended term.

          SUBSECTION C. Common Area Charge is hereby amended as follows:

              1. The first sentence of the fourth paragraph of Section 4.C, shall be replaced with the following: The estimated amount of Tenant's Common Area Charge shall be paid in monthly installments in advance on the first day of each month in the amount of $859.68.

              2. The Common Area Charge shall exclude the items set forth below which the Tenant hereby agrees to perform, at Tenant's expense. Not including the premises structure foundation and roof. Tenant shall pay all costs and expenses associated with operating, maintaining, refurbishing, replacing, improving, repairing the areas highlighted on Exhibit "A" attached hereto in a first class condition including:


                       4590 E. Broad Street - Columbus, OH 43213
                                        614/755-5000

-      The parking field, sidewalks, curbs and loading dock service areas
- Existing traffic directional signs and pavement striping plus striping of the parking field
- Daily control of all exterior areas including garbage and trash removal and disposal plus weekly mechanical sweeping of sidewalks, dock service areas, drive lanes and the parking field.
- The exterior lighting system including light poles, light fixtures, electric service lines and electric usage
- Exterior amenities including benches, trash receptacles, ash urns, recreational furniture and equipment
- Landscaped areas including plant materials, mulch, mowing, edging, trimming and weed control
-      Underground utility lines that serve the TENANT'S premise from meters
- Snow and ice control and removal from sidewalks, dock areas and the parking field.

Plus TENANT will pay for the following:

- Pro-rate share of general liability / miscellaneous casualty / umbrella insurance including the 15% administrative burden
-      Building insurance and property assessments for the premises
- Pro-rate share of a storm water assessments should the City of Whitehall initiate and invoice a storm water cost recovery program

          SUBSECTION E. Fire and Extended Coverage Insurance is hereby amended by the addition of the following language:

Tenant will pay the following:

- Tenant's share of general liability / miscellaneous casualty / umbrella insurance including the fifteen percent (15%) administrative burden.
-      Building insurance and property tax assessments for the premises.

       Except set forth herein, all other terms and provisions of the Lease shall remain the same and the Landlord and the Tenant hereby ratify and confirm the terms and provisions of the Lease as amended herein.

       IN WITNESS WHEREOF, Landlord and Tenant have executed this Modification of Lease on the dates indicated below effective as of the date set forth above.

Signed and acknowledged                LANDLORD:  OFFICE CITY, INC.
in the presence of:

/s/ [ILLEGIBLE]                        By: /s/ Frank S. Benson, III
------------------------------             ------------------------------
                                           Frank S. Benson, III - President

/s/ [ILLEGIBLE]                        By: /s/ Don M. Casto, III
------------------------------             ------------------------------
                                           Don M. Casto, III - Vice President /
                                           Secretary

STATE OF OHIO
COUNTY OF FRANKLIN

       Before me, a notary public in and for mid County and State, personally appeared LANDLORD, OFFICE CITY, INC., by Frank S. Benson, III it's President and by Don M. Casto, III it's Vice President / Secretary who acknowledged the signing of the foregoing instrument and that the same is the free act and deed of the Corporation and the free act and deed of them.....

       IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal, at Columbus, Ohio, this 1st day of September, 1999.

                                         /s/ [ILLEGIBLE]
                                         -----------------------------
                                         Notary Public
                                         [SEAL]
                                         [ILLEGIBLE]


Signed and acknowledged          TENANT: ADS ALLIANCE DATA SYSTEMS, INC.
in the presence of:

/s/ [ILLEGIBLE]          By: /s/ [ILLEGIBLE] VP & Treasurer
-------------------          ---------------------------------------

/s/ [ILLEGIBLE]          By: /s/ [ILLEGIBLE] Technical Mgr.
-------------------          ---------------------------------------


STATE OF OHIO
COUNTY OF FRANKLIN

Before me, a notary public in and for said County and State, personally appeared the above named TENANT, ADS ALLIANCE DATA SYSTEMS, INC.

By  [ILLEGIBLE]             Its  VP Treasurer
And By  [ILLEGIBLE]         Its  Technical Manager

Who acknowledged that they did sign the foregoing instrument and that the same is the fee act and deed of said Corporation and the fee act and deed of each of them personally and as such officers.

     IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal, at Columbus, Ohio, this 25 day of August, 1999.

                                         /s/ [ILLEGIBLE]
                                         -----------------------------
                                         Notary Public
                                         [ILLEGIBLE]
                                         NOTARY PUBLIC, STATE OF OHIO
                                         MY COMMISSION EXPIRES SEPT. 14, 1999

                                    EXHIBIT A

                                      [MAP]

                                                                    [LETTERHEAD]

April 20, 1998

CERTIFIED MAIL, RETURN RECEIPT REQUESTED

Office City, Inc.
209 East State Street
Columbus, OH 43215

Dear Sir or Madam:

RE: Office Lease between Office City, Inc., Landlord, [ILLEGIBLE] World Financial Network National Bank, Tenant, dated December 24, 1986 for premises located at 4590 E. Broad Street, Columbus, Ohio

This letter is to advise you that the Lease between Office City, [ILLEGIBLE] Network National Bank dated December 24, 1986 has been a [ILLEGIBLE] Financial Network National Bank to its affiliate, ADS Alliance Data Systems, Inc., a Delaware corporation, effective February 1, 1998.

In accordance with Paragraph 6 of the Lease, enclosed is a copy of the executed Assignment and Assumption Agreement.

You are requested to direct all future correspondence and notices to the following:

                         ADS Alliance Data Systems, Inc.
                              Attn: General Counsel
                              800 TechCenter Drive
                                Gahanna, OH 43230

Very truly yours,

/s/ Karen A. Morauski
Karen A. Morauski
Counsel

jlh

                                  [LETTERHEAD]

July 20, 1994

Mr. Robert N. Johnston
Leasing Representative
Don M. Casto Organization
209 East State Street
Columbus, Ohio 43215

RE:   LEASE EXTENSION - 4590 EAST BROAD ST, COLUMBUS OHIO 43213

Dear Bob:

Please acknowledge acceptance of the Lease Extension and "EXHIBIT A" by having an authorized officer of Office City, Inc. sign the two (2) enclosed original copies of the notification. Return one signed original copy to Tenant.

Very truly yours,

/s/ Nathan J. Tatum
Nathan J. Tatum
Director of Credit Operations

NJT/mb

Enclosures

            LEASE EXTENSION - 4590 EAST BROAD ST, COLUMBUS OHIO 43213

This memorandum will serve as notice to Office City, Inc. ("Landlord") that World Financial Network National Bank ("Tenant") has exercised the option to extend the lease for the facility located at 4590 East Broad Street, Columbus Ohio 43213 for an additional term of five years, commencing February 1, 1995, to and including January 31, 2000, at the rental of $386,853.75 per annum.

Said lease is amended by EXHIBIT "A" to this Memorandum which outlines in more specific terms tenant's expectations of landlord's responsibilities in performing common area maintenance for leased property.

Said extension of Lease, as amended by EXHIBIT "A", is hereby ratified, confirmed and executed by the duly authorized officers as of the dates appearing in the acknowledgment clause below.

Signed and acknowledged in the
presence of the undersigned witnesses:

                                     LANDLORD:

                                     OFFICE CITY, INC.

/s/ Edyth M. Smith                   By:   /s/ Harley C. Schofield
---------------------------              --------------------------------------
                                           Harley C. Schofield, Asst. Secretary

/s/ Benna S. Waterfield                  /s/ Don M. Casto III
---------------------------             ---------------------------------------
                                           Don M. Casto III      Vice President

                                     TENANT:

                                     WORLD FINANCIAL NETWORK NATIONAL BANK

/s/ [ILLEGIBLE]                      By:   /s/ Ralph E. Spurgin
---------------------------             --------------------------------------
                                           Ralph E. Spurgin
                                           President and Chief Executive Officer

/s/ [ILLEGIBLE]
---------------------------

                      ASSIGNMENT AND ASSUMPTION AGREEMENT

       THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (the "Assignment") is made by and between World Financial Network National Bank, the assignor ("Lessee") and ADS Alliance Data Systems, Inc., a Delaware corporation ("Assignee").

       WHEREAS, Lessee has entered into that certain Lease dated December 24, 1986 ("Lease") with Office City, Inc. ("Lessor"); and

       WHEREAS, the Lease allows Lessee to assign its rights under the Lease to the Assignee; and

       WHEREAS, Lessee wishes to sell, convey, assign and transfer all of its right, title and interest in and to the Lease to Assignee; and

       WHEREAS, Assignee wishes to accept the sale, conveyance, assignment and transfer of the Lease and to assume all of Lessee's obligations thereunder;

       NOW, THEREFORE, in consideration of the terms and conditions set forth herein, Lessee and Assignee agree as follows:

       1. DEFINITIONS. Except as expressly provided herein, all capitalized terms contained in this Lease shall have the meanings set forth in the Lease. The Lease is incorporated herein by this reference.

       2. ASSIGNMENT AND ASSUMPTION OF LEASE. On the Effective Date of this Assignment, Lessee hereby sells, conveys, assigns and transfers all of its right, title and interest in and to the Lease to Assignee. Assignee hereby accepts such sale, conveyance, assignment and transfer and hereby assumes all of Lessee's obligations and responsibilities under the Lease. It is the express intention of the parties that this assignment shall cause Assignee to be substituted in the place and stead of Lessee for all purposes relating to the Lease.

       3. FUTURE ASSIGNMENTS OF LEASE BY ASSIGNEE. Assignee agrees, recognizes and acknowledges that any future assignment by it of the Lease will be subject to the terms and conditions set forth in the Lease.

       4. REPRESENTATIONS AND WARRANTIES OF LESSEE. Lessee represents and warrants to Assignee that:

        (a) It is duly organized and existing under the laws of the state of its organization;

        (b) The execution, delivery and performance of this Assignment have been duly authorized by all requisite action of Lessee's officers and directors, and will not violate or breach any provision of any organizational document or other agreement or instrument to which Lessee is a party;

       10. FURTHER ASSURANCES. Subject to the terms and conditions hereof, each party agrees to use its best efforts to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate the transactions contemplated by this Assignment as expeditiously as practicable including, without limitation, the performance of such further acts or the execution and delivery of any additional instruments or documents as any party may reasonably request from time to time in order to carry out the purposes of this Assignment and the transactions contemplated hereby. This Section shall survive the consummation of the transactions contemplated by this Assignment.

       11. TIME OF THE ESSENCE. Time is of the essence with respect to the performance of all transactions contemplated by this Assignment.

       12. EFFECTIVE DATE. The "Effective Date" of this Assignment shall be the 1st day of February, 1998.

       IN WITNESS WHEREOF, Lessee and Assignee have executed this Assignment as of the day and year first above written.

                              WORLD FINANCIAL NETWORK NATIONAL BANK
                              --------------------------------------
                              ("LESSEE")

                              By: /s/ Robert Armiak
                                  ----------------------------------

                              Name:     Robert Armiak

                              Title:    Treasurer

                              Date:     February 1, 1998

                              ADS ALLIANCE DATA SYSTEMS, INC.
                              --------------------------------------
                              A DELAWARE CORPORATION ("ASSIGNEE")

                              By: /s/ Daniel T. Groomes
                                  ----------------------------------

                              Name:     Daniel T. Groomes

                              Title:    Executive Vice President

                              Date:     February 1, 1998

                           LANDLORD'S ACKNOWLEDGEMENT

STATE OF OHIO       :
                         SS:
COUNTY OF FRANKLIN  :

       BE IT REMEMBERED, that on this 28th day of July, 1994, before me, the subscriber, a Notary Public in and for the aforesaid county and state, personally appeared the above named Landlord, Office City, Inc., by Don M. Casto III and Harley C. Schofield its, Vice President and Asst. Sec., who, as an officer, acknowledged to me, that he signed the foregoing Lease Extension. Exhibit "A", pursuant to authority conferred upon him by said corporation, and that the signing of said instrument was his own free act and deed as such officer, for and as the free act and deed of said corporation for the uses and purposes therein set forth.

       IN TESTIMONY WHEREOF, I have hereunto subscribed my name and affixed the official seal of my office at Columbus in the State of Ohio on the day and year last above written.

       (SEAL)                                    /s/ Edyth M. Smith
                                                ------------------------------
                                                       NOTARY PUBLIC

                                                         EDYTH M. SMITH
                                        [SEAL]    NOTARY PUBLIC, STATE OF OHIO
                                                   COMMISSION EXPIRES 8-26-95


                             TENANT'S ACKNOWLEDGMENT

STATE OF OHIO       :
                         SS:
COUNTY OF FRANKLIN  :

       BE IT REMEMBERED, that on this 21st day of July, 1994, before me, the subscriber, a Notary Public in and for the aforesaid county and state, personally appeared the above named Tenant, World Financial Network National Bank, by Ralph E. Spurgin, its President and Chief Executive Officer, who acknowledged to me, that he signed the foregoing Lease Extension Exhibit "A", pursuant to authority conferred upon him by said corporation, and that the signing of said instrument was his own free act and deed as such officer, for and as the free act and deed of said corporation for the uses and purposes therein set forth.

       IN TESTIMONY WHEREOF, I have hereunto subscribed my name and affixed the official seal of my office at Columbus in the State of Ohio on the day and year last above written.

       (SEAL)
                                                /s/ Melissa L. Coyer
                                                ------------------------------
                                                       NOTARY PUBLIC

                                                      MELISSA L. COYER
                                        [SEAL]  NOTARY PUBLIC, STATE OF OHIO
                                             MY COMMISSION EXPIRES JULY 18, 1997

LEASE EXTENSION                                                     EXHIBIT "A"
4590 East Broad Street
Columbus, Ohio 43213

I.     LANDSCAPING:

       A.     HOWELL'S TREE & LANDSCAPE SERVICE

              -      Mulch all planters with grade A mulch annually
              - Dormant oil spray in early spring on all trees and existing junipers
              - Spray all trees and junipers in late June or at the appropriate time for control of bag worms
              -      Trim all trees to shape and deadwood removal annually.
              - Turn beds to keep mulch fresh looking - one (1) time per month

       B.     UNITED MANAGEMENT PERSONNEL

              -      Mow lawn as needed-minimum one (1) time per week
              -      Hand pick trash from beds and site one (1) time per week
              - Edge lawn along Broad Street and Schofield Drive 1 time per week

II.    SWEEPING AND SITE CLEANING

       A.     CONTRACT SWEEPERS

              -      Sweep all paved parking areas, including rear drive - two
                     (2) times/week (broken glass, litter, and other debris). NO HAND PICKING IS INCLUDED

       B.     UNITED MANAGEMENT

              -      Hand pick trash-daily
              - Sweep main walk on Broad St. as needed to remove gravel, salt, and debris
              - Truck docks swept and drains cleaned as required - minimum once per week

III.   SNOW REMOVAL/ICE TREATMENT

       A.     UNITED MANAGEMENT

              -      Push snow after accumulation of two (2) inches
              - Salt if less than two (2) inches or during any icing condition. Normally done at 3 o'clock a.m. and checked again after lunch; recheck 8 or 9 o'clock p.m. and repeat as necessary
              - Dock area is included in the above, but is to receive calcium chloride if temperature is less than 15 degrees

IV.    SITE LIGHTING

       A. Establish a light pole numbering system for each to track any recurring problems with specific parking lot lights.

       B. Determine solution to eliminate splice electrical boxes in ground to avoid shortage caused by wires subject to water.

       C. With tenants approval, rewire lighting poles wiring system to correct any problem, if necessary.

V.     ASPHALT WORK / SITE WORK

       A. MAIN DRIVE IN FRONT OF BUILDING. Take core samples and water sample to determine apparent problem with hydrostatic pressure or other causes for standing water at this location. Consider rework of sub-base, and milling off existing surface with new overlay in order to allow roof runoff outlets at the curb to drain properly.

       B. MAIN DRIVE FROM BROAD STREET. Take grade level readings of existing conditions to determine best method of channeling water to the drain. Some milling of the surface may be required along with adding curb drains and piping to the nearest storm line to solve the problem. Also consider removing much of the concrete divider island and replacing it with striping. Overlay asphalt as necessary to complete the repair. For the balance of this driveway, patch and seal cracks as required.

       C. Inspect recent overlay areas and determine extent of any major problems that require additional work. Otherwise, seal hairline cracks with flexible sealer to keep moisture from penetrating the surface.

       D. MAIN EAST-WEST DRIVE LANE. Identify worst areas, cut out and patch. Take grade readings to determine if overlay can be done to allow proper drainage or if milling is needed to bring the surface in line with the new overlay height.

       E.     RESTRIPING. Complete annually.

       F. SIDEWALKS. Repair, replace sections as requested by tenant in parking lot, along Broad Street, and in front of the building.

       G. TRUCK DOCK. Complete, at landlords sole expense, necessary adjustments to the grade and slope of the truck docks to meet code. Such work is to be completed at a date mutually agreed to by both parties but must be completed no later than November 1, 1994.

NOTE:
CONTRACTOR & UNITED MANAGEMENT PERSONNEL ARE TO LOG IN AND OUT AT FRONT DESK. PAYMENT TO CONTRACTOR WILL BE BASED ON THE SIGN-IN LOGS.

                         THIRD AMENDMENT TO OFFICE LEASE

       This Third Amendment to Office Lease made this 4th day of August, 1989, by and between Office City, Inc., "Landlord", and World Financial Network National Bank, "Tenant",

                                  WITNESSETH:

       WHEREAS, Landlord and Tenant's Assignor, World Financial Network, Inc., entered into that certain Office Lease dated December 24, 1986, amended by Amendment to Office Lease dated January 19, 1987, verified by Lease Verification dated June 11, 1987, assigned by World Financial Network, Inc. to The Limited Credit Services, Inc. on May 27, 1987, amended by Second Amendment to Office Lease dated May 11, 1988, and assigned by The Limited Credit Services, Inc. to Tenant on May 1, 1989, hereinafter collectively referred to as "Lease"; and

       WHEREAS, the parties desire to amend the Lease to give Tenant the right to contract for the installation of a communication services tower at the leased premises and to further give Tenant the right to maintain said tower during the lease term.

       NOW, THEREFORE, effective January 1, 1989, the parties amend the Office Lease as follows:

       Section 27. Communication Services Tower is added to the lease and the following shall be made a part thereof:

       Landlord hereby grants Tenant the right to contract for the construction and installation of a communication systems tower to be approximately sixty feet (60') high and would be erected at a point approximately ten feet (10') away from the northwest corner of the building leased to the Tenant. The Tenant shall be responsible, at its own expense, for the construction, installation, maintenance, repair and removal of said tower during the term of the Lease. The Tenant hereby agrees to hold the Landlord harmless from liability for any damages resulting from the construction, installation, maintenance, repair and removal of the communication systems tower, except if due to acts, omissions or negligence of the Landlord or its agents, employees or contractors.

       Said Office Lease, as hereby amended, remains in full force and effect and is hereby ratified and confirmed by the parties.

       IN WITNESS WHEREOF, the parties have caused this Third Amendment to Office Lease to be executed in four (4) counterparts by their respective duly authorized officers as of the dates appearing in the acknowledgment clauses below.

Signed and Acknowledged                 LANDLORD:
in the presence of the                  Office City, Inc.
undersigned Witnesses:

/s/ [ILLEGIBLE]                         By: /s/ Don M. Casto, III
------------------------                    ----------------------------
                                               Don M. Casto, III,
                                               Vice President

/s/ Marianne H. Bricker                 By: /s/ Harley C. Schofield
------------------------                    ----------------------------
                                               Harley C. Schofield
                                               Assistant Secretary

                                        TENANT:
                                        World Financial Network National Bank

/s/ Pamela A. Somerville                By: /s/ John DeWolf
------------------------                    ----------------------------
                                               John DeWolf,
                                               Vice President-Real
                                               Estate Counsel

/s/ [ILLEGIBLE]                         By: /s/ George Sappenfield
------------------------                    ----------------------------
                                               George Sappenfield
                                               Vice President-Real Estate

                              ------------------------------------
                              LEGAL FORM APP'D         PAS
                              ------------------------------------
                              AS PER DIGEST
                              ------------------------------------
                              DIGEST APP'D
                              ------------------------------------

                           LANDLORD'S ACKNOWLEDGMENT

STATE OF OHIO       :
                         SS:
COUNTY OF FRANKLIN  :

       BE IT REMEMBERED, that on this 4th day of August, 1989, before me, the subscriber, a Notary Public in and for the aforesaid county and state, personally appeared the above named Landlord, Office City, Inc., by Don M. Casto, III, its Vice President, and Harley C. Schofield, its Assistant Secretary, both of whom, as such officers, acknowledged to me that they signed the foregoing Third Amendment to Lease, pursuant to authority conferred upon them by said corporation, and that the signing of said instrument was their free act and deed as such officers, for and as the free act and deed of said corporation for the uses and purposes therein set forth.

       IN TESTIMONY WHEREOF, I have hereinto subscribed my name and affixed the official seal of my office at Columbus in the State of Ohio on the day and year first above written.

(SEAL)                                          /s/ Marianne H. Bricker
                                           ---------------------------------
                                                   NOTARY PUBLIC

                                                      MARIANNE H. BRICKER
                                                  NOTARY PUBLIC, STATE OF OHIO
                                                 MY COMMISSION EXPIRES 1-28-92

                             TENANT'S ACKNOWLEDGMENT

STATE OF OHIO       :
                         SS:
COUNTY OF FRANKLIN  :

       BE IT REMEMBERED, that on this 26th of July, 1989, before me, the subscriber, a Notary Public in and for the aforesaid county and state, personally appeared World Financial Network National Bank, Tenant in the foregoing Lease, by John DeWolf, its Vice President-Real Estate Counsel and George Sappenfield, its Vice President-Real Estate, who as such officers, acknowledged to me that they signed the foregoing Third Amendment to Office Lease pursuant to proper corporate authorization, and that the signing of said instrument was their free act and deed as such officer and for and as the free act and deed of said corporation, for the uses and purposes therein set forth.

       IN TESTIMONY WHEREOF, I have hereinto subscribed my name and affixed the official seal of my office at Columbus in the State of Ohio on the day and year last above written.

       (SEAL)
                                               /s/ Pamela A. Somerville
                                           ---------------------------------
                                                    NOTARY PUBLIC

                                                 PAMELA A. SOMERVILLE
                                           NOTARY PUBLIC, STATE OF OHIO
                                      MY COMMISSION EXPIRES FEBRUARY 25, 1993

                             LIMITED CREDIT SERVICES
                              4590 E. BROAD STREET
                              COLUMBUS, OHIO 43218

                                                                  April 26, 1989

Don M. Casto Organization
209 E. State Street
Columbus, Ohio 43215

Dear Sir:

       On March 1, 1987 Limited Credit Services, Inc. (LCS) World Financial Network, Inc. (WFN) and Don M. Casto Organization entered into a contract for the lease on the building on East Broad Street.

       We have received permission from an agency of the federal government to reorganize as a national bank which will be called World Financial Network National Bank (WFNNB). In order to accomplish this reorganization, we must assign the contract to WFNNB.

       In accordance with Section 6 of the contract references above, we hereby request your consent to assign, as of May 1, 1989, our rights and responsibilities under the contract to WFNNB. Failure to object to this assignment as defined in the contract will act as your consent. It should be noted that, except for the change in name, you should not observe any operational changes as a result of this assignment.

       If you should have any questions concerning the assignment and your contractual relationship with (LCS) (WFN)/WFNNB, please feel free to contact me.

       Thank you for your cooperation in this matter.

                                  Sincerely,

                                  /s/ Jim Johnson
                                  Jim Johnson
                                  Manager, Building Services

JJ/mb

cc: Robert McAndrew, Limited Corp.

                           BILL OF SALE AND ASSIGNMENT

       This Bill of Sale and Assignment is executed as of the day of the 1st day of May, 1989 between LIMITED CREDIT SERVICES, INC., a Delaware corporation ("LCS") and WORLD FINANCIAL NETWORK NATIONAL BANK, a national banking association and sole stockholder of LCS ("Bank").

                              W I T N E S S E T H:

       WHEREAS, the Board of Directors of LCS and Bank have approved the dissolution, liquidation and winding up of LCS; and

       WHEREAS, LCS is distributing its assets to Bank and Bank is undertaking to refund the liabilities of LCS.

       NOW THEREFORE, the parties hereto agree as follows:

       Section 1. ASSETS TRANSFERRED. In cancellation of the shares of LCS owned by Bank, LCS hereby grants, sells, transfers and delivers to Bank, all of LCS's right, title and interest in the assets of LCS, to have and to hold forever, including, without limitation, the following: all stock certificates, stock ledger books and stock ledgers, minute books and tax returns of LCS, and all tax refunds and deposits receivable. LCS hereby appoints Bank as its attorney-in-fact to demand, receive, and collect for its own use and benefit all debts and obligations now owing to LCS. LCS further authorizes Bank to do all things legally permissible required to recover and collect such debts and obligations and to use LCS's name in such manner as Bank may deem necessary for the collection and recovery of such debts and obligations.

       Section 2. REFUNDING OF LIABILITIES. Bank will provide for the refunding of the liabilities and obligations of LCS, including, without limitation, the liabilities and obligations of LCS, arising or continuing after the date hereof, whether matured or unmatured, other than liabilities which by their terms preclude recourse against LCS.

       The parties hereto have executed this instrument as of the day and year first written above.

                                      LIMITED CREDIT SERVICES, INC.

                                      By: /s/ Timothy B. Lyons
                                          --------------------------------------
                                          Timothy B. Lyons, Vice President

                                      WORLD FINANCIAL NETWORK NATIONAL
                                      BANK

                                      By: /s/ Ralph E. Spurgin
                                          --------------------------------------
                                          Ralph E. Spurgin, President

                        SECOND AMENDMENT TO OFFICE LEASE

       This Second Amendment to Office Lease made this 11th day of May, 1988, by and between Office City, Inc., Landlord, and The Limited Credit
Services, Inc., Tenant,

                                   WITNESSETH:

       WHEREAS, Landlord and Tenant's Assignor, World Financial Network, Inc., entered into that certain Office Lease dated December 24, 1986, amended by Amendment to Office Lease dated January 19, 1987, verified by Lease Verification dated June 11, 1987 and assigned by World Financial Network, Inc. to Tenant on May 27, 1987, hereinafter collectively referred to as "Lease"; and

       WHEREAS, the parties desire to amend the Lease to provide for Tenant's immediate exercise of its options to extend term, grant additional options to extend, acknowledge Landlord's approval of Tenant's plans and specifications for Tenant's proposed alterations to the demised premises and give Tenant's approval of a proposed dedication of a public street by Landlord,

       NOW, THEREFORE, effective April 1, 1988 the parties amend the Office Lease as follows:

       1. The typed portion of Section 3 is deleted and the following substituted therefor:

              The term of this Lease is eight (8) years beginning on the 1st day of February, 1987, and ending on the last day of January, 1995, unless terminated earlier, as hereinafter provided, or extended, at the option of Tenant, for one or two five-year option term(s), as permitted by
       Section 9, infra.

       2.A The first sentence of Section 9 is deleted and the following is substituted therefor:

              Landlord hereby grants Tenant two (2) options to extend the term of this Lease, each for five (5) years, the first of which, if exercised, shall commence at the end of the term of the Lease ("first option term") and the second ("second option term") at the end of the first option term.

       B. The last paragraph of Section 9 is amended by deleting the period and adding the following at the end of the paragraph:

       and instead of the rent set forth in Section 4.A. the annual rent for each year of the option term(s) shall be as follows:

              (a) The annual rent for each year of the first option term shall be $386,853.75 per annum which shall be paid in equal monthly installments, in advance on the first day of each and every month thereof, in the amount of $32,237.81.

              (b) The annual rent for each year of the second option term shall be $490,014.75 per annum which shall be paid in equal monthly installments, in advance on the first day of each and every month thereof, in the amount of $40,834.56.

       3. Landlord hereby consents to the Tenant's proposed alterations of and improvements to the demised premises which are shown and described in the latest revisions, dated 01/13/88, to the plans and specifications for the demised premises prepared for Tenant by Acock Schlegel Architects and M-E Building Consultants, consisting of 15 pages.

       4. Tenant hereby consents to Landlord's dedicating to the City of Whitehall, the westerly 60' wide strip of the parking lot of the shopping center, presently used as an entrance-exit and service driveway, for purposes of a public road which would extend from East Broad Street to Poth Road.

       5. Landlord warrants to Tenant that during the term of this Lease there shall not be less than 756 parking spaces available in the Shopping Center for Tenant, the other lessees of the Shopping Center and the respective agents, employees, customers and invitees of Tenant and the other lessees.

       Said Office Lease, as hereby amended, remains in full force and effect and is hereby ratified and confirmed by the parties.

       IN WITNESS WHEREOF, the parties have caused this Second Amendment to Office Lease to be executed in four (4) counterparts by their respective duly authorized officers as of the dates appearing in the acknowledgment clauses below.

Signed and Acknowledged                Landlord:
in the presence of the                 Office City, Inc.
undersigned Witnesses:

/s/ [ILLEGIBLE]                        By: /s/ Don M. Casto, III
------------------------                   ----------------------------
                                              Don M. Casto, III, Vice President

/s/ Marianne H. Bricker                        By: /s/ Harley C. Schofield
------------------------                   ----------------------------
                                              Harley C. Schofield Assistant
                                              Secretary

                                       Tenant:
                                       The Limited Credit
                                       Services, Inc.

/s/ [ILLEGIBLE]                        By: /s/ Jerald M. Dick
------------------------                   ----------------------------
                                              Jerald M. Dick, Vice President

/s/ [ILLEGIBLE]
------------------------


                           LANDLORD'S ACKNOWLEDEGMENT

STATE OF OHIO       :
                         SS:
COUNTY OF FRANKLIN  :

       BE IT REMEMBERED, that on this 11th day of May, 1988, before me, the subscriber, a Notary Public in and for the aforesaid county and state, personally appeared the above named Landlord, Office City, Inc., by Don M. Casto, III, its Vice President, and Harley C. Schofield, its Assistant Secretary, both of whom, as such officers, acknowledged to me that they signed the foregoing Second Amendment to Lease, pursuant to authority conferred upon them by said corporation, and that the signing of said instrument was their free act and deed as such officers, for and as the free act and deed of said corporation for the uses and purposes therein set forth.

       IN TESTIMONY WHEREOF, I have hereinto subscribed my name and affixed the official seal of my office at Columbus in the State of Ohio on the day and year last above written.

       (SEAL)
                                                /s/ Marianne H. Bricker
                                           ---------------------------------
                                                    Notary Public

                                                MARIANNE H. BRICKER
                                           NOTARY PUBLIC, STATE OF OHIO
                                           MY COMMISSION EXPIRES 1-28-92

                              LEGAL FORM APP'D         [ILLEGIBLE]
                              ------------------------------------
                              AS PER DIGEST            [ILLEGIBLE]
                              ------------------------------------
                              DIGEST APP'D
                              ------------------------------------

                            TENANT'S ACKNOWLEDGEMENT

STATE OF OHIO       :
                         SS:
COUNTY OF FRANKLIN  :

       BE IT REMEMBERED, that on this 9th day of May, 1988, before me, the subscriber, a Notary Public in and for the aforesaid county and state, personally appeared The Limited Credit Services, Inc., Tenant in the foregoing Lease, by Jerald M. Dick its Vice President, who as such officer, acknowledged to me that he signed the foregoing Second Amendment to Lease pursuant to proper corporate authorization, and that the signing of said instrument was his free act and deed as such officer and for and as the free act and deed of said corporation, for the uses and purposes therein set forth.

       IN TESTIMONY WHEREOF, I have hereinto subscribed my name and affixed the official seal of my office at Columbus in the State of Ohio on the day and year last above written.

       (SEAL)
                                                /s/ Pamela A. Somerville
                                           ---------------------------------
                                                    Notary Public

                                               PAMELA A. SOMERVILLE
                                           NOTARY PUBLIC, STATE OF OHIO
                                      MY COMMISSION EXPIRES FEBRUARY 25,1993

                               LEASE VERIFICATION

       This Verification made this 11th day of June, 1987, by and between OFFICE CITY, INC., Landlord, and THE LIMITED CREDIT SERVICES, INC., Tenant,

                                   WITNESSETH

       WHEREAS, the parties entered into that certain Lease dated December 24, 1986 under which Landlord leased to Tenant Storeroom # 1 of Office City Shopping Center, and,

       WHEREAS, the exact commencement date was not specified in the Lease, but has now been determined,

       NOW, THEREFORE, the parties hereby clarify said Lease by establishing the "Rent Commencement Date" as May 15, 1987. The term commenced on February 1, 1987, and will end on January 31, 1991, unless the Tenant has and exercises option(s) to extend the term.

       It is further agreed that except for stipulating the aforesaid dates, this Verification does not in any other way modify, amend or supplement the Lease which remains in full force and effect.

       IN WITNESS WHEREOF, Landlord has caused these presents to be signed and Tenant has hereby executed the same on the date first stated above.

                                        LANDLORD: OFFICE CITY, INC.

                                        By: /s/ Don M. Casto
                                           ------------------------------------
                                             Don M. Casto, III, Vice President

                                        TENANT: THE LIMITED CREDIT
                                        SERVICES, INC.

                                        /s/ Jerald M. Dick
                                           ------------------------------------
                                             Jerald M. Dick, Vice President

                               ASSIGNMENT OF LEASE

       WORLD FINANCIAL NETWORK, INC., a Delaware corporation, hereinafter called the "Assignor", for the One Dollar ($1.00) and other good and valuable consideration to it paid, hereby assigns, sets over, transfers, and conveys, effective as of 20th of Jan, 1987, to THE LIMITED CREDIT SERVICES, INC., a Delaware corporation, hereinafter called the "Assignee", all of the Assignor's right, title and interest in and to a certain Lease, dated December 24, 1986 as amended January 19, 1987, between Assignor, as Tenant and Office City, Inc., as Landlord, for premises being 103,161 square feet of space known as 4590 East Broad Street, Columbus, Ohio (the "Lease").

       Together with all of the estate, title and interest of the Assignor in the Lease and in said premises.

       The Assignor covenants and agrees that the Lease is in full force and effect, and that there has been no default in any of the conditions, covenants and other provisions on the part of said Assignor to be kept and performed.

       The Assignee, in consideration of this Assignment, covenants and agrees to keep and perform all the conditions, covenants and provisions of the Lease to be kept and performed by the Tenant therein, and to indemnify and save harmless the Assignor from and against all loss and expense by reason of any default of the Assignee in respect thereto.

       IN WITNESS WHEREOF, the Assignor and the Assignee have caused this Assignment to be executed on this 27th day of May, 1987.

Signed and acknowledged                 WORLD FINANCIAL NETWORK, INC.
in the presence of:

/s/ [ILLEGIBLE]                        By:  /s/ Jerald M. Dick
------------------------                   ----------------------------------
                                            Jerald M. Dick

/s/ [ILLEGIBLE]                        Its: Vice President
------------------------
                                                                 ASSIGNOR

                                        THE LIMITED CREDIT SERVICES, INC.

/s/ [ILLEGIBLE]                          By: /s/ Jerald M. Dick
------------------------                   ----------------------------------
                                             Jerald M. Dick

/s/ [ILLEGIBLE]                         Its: Vice President
------------------------
                                                                 ASSIGNEE

CONSENT OF LANDLORD AND RELEASE

The Landlord hereby consents to the Assignment of the referenced lease from World Financial Network, Inc. to The Limited Credit Services, Inc. and releases World Financial Network, Inc. from liability thereunder as though World Financial Network, Inc. had never been a party thereto.

                                        OFFFICE CITY, INC.

                                        By: /s/ Don M. Casto, III
                                            -----------------------------------
                                             Don M. Casto, III, Vice President
CONSENT OF GUARANTOR

The undersigned Guarantor of the lease hereby consents to the Assignment and acknowledges that the Guaranty shall remain in full force and effect.

                                        THE LIMITED, INC.

                                        By: /s/ Jerald M. Dick
                                            -----------------------------------
                                             Jerald M. Dick
                                             Its Vice President




[ILLEGIBLE]

STATE OF OHIO,

COUNTY OF FRANKLIN, ss:

       BEFORE ME, the undersigned authority on this date personally appeared Jerald M. Dick, Vice President of WORLD FINANCIAL NETWORK, INC., a Delaware corporation, known to me to be the person and officer whose name is subscribed to the foregoing instrument and being by me first duly sworn acknowledged to me that he executed the same as the act and deed of such corporation for the purposes and consideration therein expressed, and in the capacity therein stated.

       GIVEN UNDER MY HAND AND SEAL OF OFFICE this 28th day of May, 1987.

                                             /s/ Susan T Edwards
                                             ----------------------------
                                             NOTARY PUBLIC

                                        SUSAN T EDWARDS, Notary Public
                                                  State of Ohio
                                       My Commission Expires April 6 1989


STATE OF OHIO,
COUNTY OF FRANKLIN, ss:

       BEFORE ME, the undersigned authority, on this date personally appeared Jerald M. Dick, Vice President of THE LIMITED CREDIT SERVICES, INC., a Delaware corporation, known to me to be the person and officer whose name is subscribed to the foregoing instrument and being by me first duly sworn acknowledged to me that he executed the same as the act and deed of such corporation for the purposes and consideration therein expressed, and in the capacity therein stated.

       GIVEN UNDER MY HAND AND SEAL OF OFFICE this 28th day of May, 1987.

                                             /s/ Susan T Edwards
                                             ----------------------------
                                             NOTARY PUBLIC

                                        SUSAN T EDWARDS, Notary Public
                                                  State of Ohio
                                       My Commission Expires April 6 1989

                            AMENDMENT TO OFFICE LEASE

       This Amendment to Office Lease made this 19th day of January, 1987, by and between Office City, Inc., Landlord and World Financial Network, Inc., Tenant,

                                  WITNESSETH:

       WHEREAS, the parties who entered into that certain Office Lease dated December 24, 1986, desire to correct inadvertent errors as to length of the term and number of options to renew,

       NOW, THEREFORE, the parties amend the Office Lease effective December 24, 1986, as follows:

       1. The typed portion of Section 3 is deleted and the following substituted therefor:

              The term of this Lease is four (4) years beginning on the 1st day of February, 1987, and ending on the last day of January, 1991, unless terminated earlier, as hereinafter provided, or extended, at the option of Tenant, for four 1-year renewal periods, as permitted by Section 9, infra.

       2. The first sentence of Section 9 is deleted and the following substituted therefor:

              Landlord hereby grants Tenant four (4) options to extend the term of this Lease, each for one (1) year, the first of which, if exercised, shall commence at the end of the term of the Lease ("first option term") and the remaining three on each successive year thereafter.

       Said Office Lease, as hereby amended, remains in full force and effect and is hereby ratified and confirmed by the parties.

       In Witness Whereof, the parties have caused this Amendment to Office Lease to be executed in six (6) counterparts by their respective duly authorized officers as of the dates appearing in the acknowledgment clauses below.

       Signed and Acknowledged          LANDLORD:
       in the Presence Of:              OFFICE CITY, INC.


       /s/ [ILLEGIBLE]                  By: /s/ F.S. Benson, Jr.
       ------------------------             ----------------------------
                                        F.S. Benson, Jr., President

       /s/ [ILLEGIBLE]                  By: /s/ Harley C. Schofield
       ------------------------             ----------------------------
                                        Harley C. Schofield
                                        Assistant Secretary

                                        TENANT:
                                        World Financial Network, Inc.

       /s/ [ILLEGIBLE]                  By: /s/Jerald M. Dick
       ------------------------             ----------------------------
                                               VICE PRESIDENT

       /s/ [ILLEGIBLE]
       ------------------------


                            LANDLORD'S ACKNOWLEDGMENT

STATE OF OHIO       :
                    :    SS:
COUNTY OF FRANKLIN  :

       BE IT REMEMBERED, that on this 16th day of January, 1987, before me, the subscriber, a Notary Public in and for the aforesaid county and state, personally appeared the above named Landlord, Office City, Inc., by F. S. Benson, Jr., its President and Harley C. Schofield, its Assistant Secretary, both of whom, as such officers, acknowledged to me that they signed the foregoing Lease, pursuant to authority conferred upon them by said corporation, and that the signing of said Lease was their free act and deed as such officers, for and as the free act and deed of said corporation for the uses and purposes therein set forth.

       IN TESTIMONY WHEREOF, I have hereunto subscribed my name and affixed the official seal of my office at Columbus in the State of Ohio on the day and year last above written.

                                           /s/ Jeanette M. Heselden
                                         ------------------------------
                                               Notary Public
                                            JEANETTE M. Heselden
                                         Notary Public State of Ohio
                                        My commission expires 7-13-89


                            TENANT'S ACKNOWLEDGMENT

STATE OF OHIO       :
                    :    SS:
COUNTY OF FRANKLIN  :

       BE IT REMEMBERED, that on this ____ day of January, 1987, before me, the subscriber, a Notary Public in and for the aforesaid county and state, personally appeared the above named World Financial Network Inc., Tenant in the Foregoing Lease, by Jerald M. Dick its Vice President who as such officer, acknowledged to me that he signed the foregoing Lease pursuant to proper corporate authorization, and that the signing of said Lease was his free act and deed as such officers and for and as the free act and deed of said corporation, for the uses and purposes therein set forth.

       IN TESTIMONY WHEREOF, I have hereunto subscribed my name and affixed the official seal of my office at Columbus in the State of Ohio on the day and year last above written.

                                              /s/ Elizabeth G. Grim
                                         ------------------------------
                                                   Notary Public

                                                ELIZABETH G. GRIM
                                           NOTARY PUBLIC, STATE OF OHIO
                                       MY COMMISSION EXPIRES DEC. 10, 1989

                               GUARANTOR'S CONSENT

       The Limited, Inc., Guarantor of Tenant's obligations under the above Office Lease, hereby consents, this 19th day of January, 1987, to the above Amendment.

                                        THE LIMITED, INC.

                                        By: /s/ Jerald M. Dick
                                           --------------------------------